                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 1, 2002


                                 US UNWIRED INC.
             (Exact name of registrant as specified in its charter)




         Louisiana                   000-22003                 72-1457316
--------------------------------------------------------------------------------
(State or other jurisdiction  (Commission File Number)       (I.R.S. Employer
    of incorporation)                                       Identification No.)



         901 Lakeshore Drive
       Lake Charles, Louisiana                                   70601
--------------------------------------------------------------------------------
(Address of principal executive offices)                      (Zip Code)




                                 (337) 436-9000
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)



                                 Not applicable.
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

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Item 5. Other Events

     On April 1, 2002, US Unwired Inc. completed its previously announced acquisition of IWO Holdings, Inc., which on that date became an indirect, wholly owned subsidiary of US Unwired. US Unwired is filing this Current Report on Form 8-K in order to include the financial statements and related materials listed in
Item 7(a), which will be incorporated by reference into other filings which USU will make. This Current Report is not filed for the purpose of reporting the acquisition under Item 2 of Form 8-K. A subsequent Current Report will be filed for that purpose.

Item 7. Financial Statements and Exhibits.

     (a)  Financial Statements of Businesses Acquired

     The following financial statements of IWO Holdings, Inc. and subsidiaries and statements of Sprint Spectrum Albany, Syracuse and Manchester Markets are filed with this report as exhibit 99.1:

IWO Holdings, Inc. and subsidiaries:

(i)   Report of Independent Accountants

(ii)  Consolidated Balance Sheets as of December 31, 2000 and 2001

(iii) Consolidated Statements of Operations for the period January 1, 1999 through December 20, 1999, for the period December 20, 1999 through December 31, 1999 and for the years ended December 31, 2000 and 2001

(iv) Consolidated Statements of Stockholders' Equity (Deficit) for the period January 1, 1999 through December 20, 1999, for the period December 20, 1999 through December 31, 1999 and for the years ended December 31, 2000 and 2001

(v) Consolidated Statements of Cash Flows for the period January 1, 1999 through December 20, 1999, for the period December 20, 1999 through December 31, 1999 and for the years ended December 31, 2000 and 2001

(vi)  Notes to Consolidated Financial Statements

Sprint Spectrum Albany, Syracuse and Manchester Markets:

(i)   Report of Independent Auditors

(ii)  Statement of Assets Sold as of December 31, 1999

(iii) Statements of Revenues and Expenses for each of the two years in the period ended December 31, 1999

(iv)  Notes to Statement of Assets Sold and Statements of Revenues and Expenses

     (b)  Pro forma financial information.

     The following pro forma financial statements of US Unwired Inc. are filed with this report as Exhibit 99.2:


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(i)   Unaudited Pro Forma Condensed Consolidated Balance Sheet as of
      December 31, 2001

(ii) Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Year Ended December 31, 2001

(iii) Notes to Pro Forma Condensed Consolidated Financial Statements

     (c) Exhibits.

     The following exhibits are filed with this report:

     Exhibit No.       Description
     -----------       ------------

         23.1          Consent of PricewaterhouseCoopers LLP.

         23.2          Consent of Ernst & Young LLP.

         99.1 Audited consolidated financial statements of IWO Holdings, Inc. and subsidiaries as of December 31, 2001 and 2000 and for the period January 1, 1999 through December 20, 1999, for the period December 20, 1999 through December 31, 1999 and for the years ended December 31, 2000 and December 31, 2001 and audited statement of assets sold as of December 31, 1999 and the related statements of revenues and expenses for each of the two years in the period ended December
                       31, 1999 of the Sprint Spectrum Albany, Syracuse and Manchester Markets.

         99.2 Unaudited pro forma condensed consolidated financial statements of US Unwired Inc. as of and for the year ended December 31, 2001.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         US UNWIRED INC.
                                         (Registrant)


Date: April 1, 2002            By:       /s/ Thomas G. Henning
                                         ---------------------------------------
                                         Thomas G. Henning General Counsel and
                                         Corporate Secretary




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                                  EXHIBIT INDEX

   Exhibit No.      Description
   -----------      -----------

      23.1          Consent of PricewaterhouseCoopers LLP.

      23.2          Consent of Ernst & Young LLP.

      99.1 Audited consolidated financial statements of IWO Holdings, Inc. and subsidiaries as of December 31, 2001 and 2000 and for the period January 1, 1999 through December 20, 1999, for the period December 20, 1999 through December 31, 1999 and for the years ended December 31, 2000 and December 31, 2001 and audited statement of assets sold as of December 31, 1999 and the related statements of revenues and expenses for each of the two years in the period ended December
                    31, 1999 of the Sprint Spectrum Albany, Syracuse and Manchester Markets.

      99.2 Unaudited pro forma condensed consolidated financial statements of US Unwired Inc. as of and for the year ended December 31, 2001.






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